As filed with the Securities and Exchange Commission on November 1, 2011

Registration No. 333-175646

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	3531	134275891
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

7777 North 73rd Street

Milwaukee, Wisconsin 53223

(414) 354-2310

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

James L. Janik

President and Chief Executive Officer

7777 North 73rd Street

Milwaukee, Wisconsin 53223

(414) 354-2310

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Bruce D. Meyer
Ari B. Lanin
Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, CA 90071
(213) 229-7000

Approximate date of commencement of proposed sale to the public:

From time to time on or after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to such Section 8(a) may determine.

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-3 of Douglas Dynamics, Inc. (File No. 333-175646) is being filed solely to file an updated consent of Ernst & Young LLP, the Company’s independent registered public accounting firm.  Accordingly, this Amendment consists solely of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signatures and exhibit index and is not intended to amend or delete any part of the Registration Statement or Prospectus except as specifically noted herein.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 16.  EXHIBITS.

Exhibit Number	Title
1.1*	Form of Underwriting Agreement.
4.1

Fourth Amended and Restated Certificate of Incorporation of Douglas Dynamics, Inc., effective May 7, 2010 (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1 (Registration No. 333-173860) filed with the SEC on May 2, 2011).

4.2

Second Amended and Restated Bylaws of Douglas Dynamics, Inc., effective May 7, 2010 (incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1 (Registration No. 333-173860) filed with the SEC on May 2, 2011).

4.3	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1/A (Registration No. 333-164590) filed with the SEC on April 20, 2010).
5.1**	Opinion of Gibson, Dunn & Crutcher LLP.
23.1**	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.1).
23.2***	Consent of Ernst & Young LLP.
24.1**	Power of Attorney.

*                                         To be filed, if necessary, after effectiveness of this registration statement by an amendment to the registration statement or incorporated by reference to a Current Report on Form 8-K filed in connection with an underwritten offering of the shares offered hereunder.

**                                  Previously filed with the Registration Statement on Form S-3 (File No. 333-175646) filed with the SEC on July 18, 2011.

***                           Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, Wisconsin, on November 1, 2011.

DOUGLAS DYNAMICS, INC.

By:	/s/ James L. Janik
James L. Janik
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

/s/ James L. Janik	President and Chief Executive Officer	November 1, 2011
James L. Janik	(Principal Executive Officer) and Director

*	Executive Vice President and Chief Financial	November 1, 2011
Robert McCormick	Officer (Principal Financial Officer )

*	Corporate Controller and Treasurer	November 1, 2011
Robert Young

*	Director	November 1, 2011
Kenneth W. Krueger

*	Director	November 1, 2011
Michael Marino

*	Director	November 1, 2011
James Packard

*	Director	November 1, 2011
Jack O. Peiffer

*	Director	November 1, 2011
Mark Rosenbaum

*	Director	November 1, 2011
James D. Staley

*	Director	November 1, 2011
Donald W. Sturdivant

*	Director	November 1, 2011
Michael Wickham

*By:
/s/ James L. Janik
James L. Janik
Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Title
1.1*	Form of Underwriting Agreement.
4.1

Fourth Amended and Restated Certificate of Incorporation of Douglas Dynamics, Inc., effective May 7, 2010 (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1 (Registration No. 333-173860) filed with the SEC on May 2, 2011).

4.2

Second Amended and Restated Bylaws of Douglas Dynamics, Inc., effective May 7, 2010 (incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1 (Registration No. 333-173860) filed with the SEC on May 2, 2011).

4.3	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1/A (Registration No. 333-164590) filed with the SEC on April 20, 2010).
5.1**	Opinion of Gibson, Dunn & Crutcher LLP.
23.1**	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.1).
23.2***	Consent of Ernst & Young LLP.
24.1**	Power of Attorney.

*                                         To be filed, if necessary, after effectiveness of this registration statement by an amendment to the registration statement or incorporated by reference to a Current Report on Form 8-K filed in connection with an underwritten offering of the shares offered hereunder.

**                                  Previously filed with the Registration Statement on Form S-3 (File No. 333-175646) filed with the SEC on July 18, 2011.

***                           Filed herewith.